CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Rogers, President of California Investment Trust (the "Registrant"), certify, to the officer's knowledge, that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 9, 2006                        /s/ Stephen C. Rogers
                                            -----------------------------------
                                            Stephen C. Rogers, President
                                            (chief executive officer)


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I, Christopher P. Browne, Treasurer of California Investment Trust (the
"Registrant"), certify, to the officer's knowledge, that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 9, 2006                        /s/ Christopher P. Browne
                                            ------------------------------------
                                            Christopher P. Browne, Treasurer
                                            (chief financial officer)